Exhibit 10.2

AMENDMENT NO. 1 TO

settlement and restructuring agreement

This AMENDMENT NO. 1 TO SETTLEMENT AND RESTRUCTURING AGREEMENT (this “Amendment”) is entered into and effective as of the 19th day of December, 2012, by and among RAPTOR RESOURCES HOLDINGS INC., a Nevada corporation, formerly known as Lantis Laser Inc. (“RRHI”), its wholly owned subsidiary, LANTIS LASER, INC., a New Jersey corporation ( “Lantis” and, together with RRHI, the “Companies”), STANLEY B. BARON, a natural person who resides at 3967 Park Avenue, Fairfield, Connecticut (“Baron”), CRAIG B. GIMBEL, a natural person who resides at 11 Stonebridge Court, Denville, New Jersey (“Gimbel” and, together with Baron, collectively the "Employees" and individually an “Employee”), and PAX ORAL IMAGING INC., a Delaware corporation (“POII”).

Background

WHEREAS, RRHI, Lantis, Baron, Gimbel and POII entered into a Settlement and Restructuring Agreement, dated as of December 17, 2012 (the “Settlement and Restructuring Agreement”); and

WHEREAS, RRHI, Lantis, Baron, Gimbel and POII desire to amend the Settlement and Restructuring Agreement as set forth and pursuant to the terms and conditions set forth in this Amendment.

Agreement

NOW, THEREFORE, in consideration of the mutual agreements of the parties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed, and intending to be legally bound hereby, the parties hereto agree as follows:

1.          Incorporation of Background. The “Background” provisions set forth above, together with all of the defined terms therein, are incorporated herein by reference. Capitalized terms not specifically defined herein shall have the meanings given to them in the Settlement and Restructuring Agreement.

2.          Amendment. Section 1(c) of the Settlement and Restructuring Agreement is hereby amended and restated in its entirety as follows:

“Baron Shares” shall mean all of the shares of RRHI Common Stock held by Baron and his family members immediately prior to Closing totaling 26,847,423 shares.

3.          Inconsistencies. To the extent of any inconsistency between the Settlement and Restructuring Agreement and this Amendment, the terms and conditions of this Amendment shall prevail.

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4.          No Other Amendments. All provisions of the Settlement and Restructuring Agreement not expressly amended hereby shall remain in full force and effect, and are ratified and confirmed.

5.          Construction. This Amendment shall be interpreted and construed in accordance with the Settlement and Restructuring Agreement.

6.          Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. An electronic copy of this Amendment shall have the same force and effect as an original signed copy.

[signature page follows]

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IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this Amendment to Settlement and Restructuring Agreement to be duly executed as of the date first above written.

Raptor Resources Holdings Inc.

By:	/s/ Al Pietrangelo
Name:	Al Pietrangelo
Title:	President and CEO

Lantis Laser, Inc.

By:	/s/ Al Pietrangelo
Name:	Al Pietrangelo
Title:	President and CEO

/s/ Stanley B. Baron
Stanley B. Baron

/s/ Craig B.Gimbel
Craig B.Gimbel

Pax Oral Imaging Inc.

By:	/s/ Stanley B. Baron
Name:	Stanley B. Baron
Title:	President

Signature Page to Amendment No. 1 to Settlement and Restructuring Agreement